UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, the Board of Directors of Carter's, Inc. (the "Company") approved an amended and restated equity incentive plan (the "Amended Equity Plan"), with an effective date of February 15, 2024. The Amended Equity Plan will apply to awards of equity with grant dates on or after February 15, 2024. The only changes included in the Amended Equity Plan were as follows:

•Double-Trigger: The vesting of equity awards will be accelerated if either (1) the surviving entity does not provide replacement awards that meet criteria as set forth in the Amended Equity Plan or, if applicable, the award agreement (referred to as "qualifying replacement awards"), or (2) the surviving entity provides qualifying replacement awards, but there is a termination of employment for cause or resignation for good reason (as defined in the Amended Equity Plan) within two years after the change in control.
•Clawback Provision: The Amended Equity Plan includes a mandatory clawback provision consistent with the requirements of Rule 10D-1 under the Securities Exchange Act of 1934, related listing standards of the New York Stock Exchange, and the Company's clawback policy. Under the Amended Equity Plan, and consistent with the Company's clawback policy, the executive is required to repay or return erroneously awarded compensation in the event of an accounting restatement of previously-reported financial results.

No other changes were made in the Amended Equity Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Equity Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Equity Incentive Plan, Effective February 15, 2024
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 16, 2024	CARTER’S, INC.

		By:	/s/ Antonio D. Robinson
		Name:	Antonio D. Robinson
		Title:	Senior Vice President, General Counsel, Corporate Secretary, CSR & Chief Compliance Officer